UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2025

Paramount Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock of Paramount Group, Inc., $0.01 par value per share	PGRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, Paramount Group, Inc. (the “Company”) entered into (i) a Second Amended and Restated Employment Agreement with Wilbur Paes, the Company’s Chief Operating Officer, Chief Financial Officer and Treasurer, and (ii) an Amended and Restated Employment Agreement with Peter Brindley, the Company’s Executive Vice President, Head of Real Estate. The new employment agreements supersede and replace Mr. Paes’s and Mr. Brindley’s previous employment agreements, which were due to expire on March 31, 2025. Except as provided below, the terms of the new employment agreements are substantially consistent with the terms of the executives’ previous respective employment agreements.

The initial term of each new employment agreement began on March 10, 2025 and will end on March 10, 2026, unless terminated earlier, and each employment agreement will automatically extend for one or more additional one-year periods at the expiration date of the initial term and any anniversary thereof, unless either party provides written notice of non-renewal no later than 180 days prior to the expiration date of the initial term.

The new employment agreements provide for customary non-competition and non-solicitation covenants during the executives’ employment with the Company and, in the case of Mr. Paes, for six months and 18 months, respectively, after termination of employment and in the case of Mr. Brindley, for 12 months after termination of employment.

The summary of the new employment agreements set forth above is qualified in its entirety by reference to the full text of the agreements, which are attached as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Second Amended and Restated Employment Agreement among Paramount Group, Inc., Paramount Group Operating Partnership LP and Wilbur Paes.

10.2	Amended and Restated Employment Agreement among Paramount Group, Inc., Paramount Group Operating Partnership LP and Peter Brindley.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

Date: March 11, 2025	By:	/s/ Wilbur Paes
	Name:	Wilbur Paes
	Title	Chief Operating Officer, Chief Financial Officer and Treasurer